SUPPLEMENT DATED JANUARY 20, 2016
TO

PROSPECTUSES DATED MAY 1, 2015
FOR MASTERS CHOICE, MASTERS EXTRA,
MASTERS FLEX, MASTERS CHOICE II,
 AND MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS,
 MASTERS EXTRA II, AND MASTERS I SHARE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
 DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Wells Fargo VT Total Return Bond Fund (the "Fund") that is available as an investment option under your Contract.

On November 18, 2015, the Board of Trustees of The Wells Fargo Variable Trust approved the liquidation the Fund on or about the close of business on April 29, 2016 ("the Liquidation Date").

In anticipation of the liquidation, the Fund will be closed to new and subsequent investments as of the close of business on April 27, 2016.

If you currently have Account Value allocated to the Wells Fargo VT Total Return Bond Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Contract will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (877) 253-2323.

As of the close of business on the Liquidation Date, any Account Value remaining in the Wells Fargo VT Total Return Bond Sub-Account will automatically be transferred to the MFS U.S. Government Money Market Sub-Account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Wells Fargo VT Total Return Bond Sub-Account will continue with the MFS U.S. Government Money Market Sub-Account as the replacement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.